SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 13, 2004


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)



              Delaware                  0-25148             11-2974651
              --------                  -------             ----------
    (State or Other Jurisdiction      (Commission         (IRS Employer
          of Incorporation)             File No.)       Identification No.)



425B Oser Avenue, Hauppauge, New York                      11788
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(Address of Principal Executive Offices)                (Zip Code)



       Registrant's telephone number, including area code: (631) 231-1177



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 12. Results of Operations and Financial Condition

     On January 13, 2004, Global Payment Technologies, Inc. ("GPT"), issued a press release announcing the Company's financial results for the fiscal year ended September 30, 2003.

Item 7. Financial Statements, Pro Forma Financial information and Exhibits.


        (a)  Exhibits
             --------

               99.1          Press Release dated January 13, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2004


                                          GLOBAL PAYMENT TECHNOLOGIES, INC.



                                           By: /s/ Thomas McNeill
                                               ---------------------------------
                                         Name: Thomas McNeill
                                        Title: Vice President, Chief Financial
                                               Officer and Secretary